Exhibit 10.51

Award Recipient:                            _______________________________

Number of Restricted shares awarded:        _______________________________

Date of Award:                              _______________________________

Vesting Schedule:       Awards will vest in three equal annual installments, as
                        follows, commencing on the first anniversary of the Date of Award, subject to Director's continued service with the company.

          Date Vested:   _______    Number of Shares Vested:   _______
          Date Vested:   _______    Number of Shares Vested:   _______
          Date Vested:   _______    Number of Shares Vested:   _______